CONDITIONAL WAIVER& MODIFICATION N0.1 TO LOAN AND SECURITY AGREEMENT This Conditional Waiver & Modification No. 1 to Loan and Security Agreement (this "Modification") is entered into as of May 14, 2018 (the "Modification Effective Date"), by and between Partners for Growth IV, L.P. ("PFG"), as lender, Cancer Genetics, Inc., a Delaware corporation, and Gentris, LLC, a Delaware limited liability company (individually and collectively, jointly and severally, "Borrower"). Capitalized terms used but not defined in this Modification shall have the meanings given them in the Loan Agreement. Recitals WHEREAS, PFG and Borrower entered into that certain Loan and Security Agreement dated as of March 22, 2017 (the "Loan Agreement") and the other Loan Documents pursuant to which PFG has made available to Borrower the principal amount of $6,000,000, all of which is outstanding on the Modification Effective Date. WHEREAS, Borrower has failed to comply with the terms of the Loan Agreement including (inter alia) (1) failure to comply with the Minimum EBITDA financial covenant set forth in Section 5 of the Schedule for the reporting months of December 2017, January 2018, February 2018 and March 2018, and (2) failure to comply with the reporting requirements of Section 6 of the Schedule by failing to timely provide a Compliance Certificate for the reporting month of February 2018 (each of (1) and (2), the "Existing Defaults"), and (3) an anticipated failure to comply with the Minimum EBITDA financial coveant set forth in Section 5 of the Schedule for the reporting month of April 2018, (the "Pending Default" and, together with the Existing Defaults, the "Specified Defaults"); WHEREAS, subject to Borower's compliance with the tenns of this Modification, PFG is willing to waive the Specified Defaults and modify certain terms of the Loan Agreement, all in accordance with and subject to the terms of conditions of this Modifcation; NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: Agreement 1. EFFECTIVENESS. The terms of this Modification shall become effective on the Modification Effective Date but shall remain subject to satisfaction by Borrower of the conditions set forth in Section 7 of this Modification. 2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral, as described in the Loan Agreement, in that certain Intellectual Property Security Agreement and related Collateral Agreements and Notices of even date with the

Loan Agreement (the "IPSA") and the other Loan Documents entered into on the date of the Loan Agreement. 3. DESCRIPTION OF CHANGES IN TERMS. Effective as of the Modification Effective Date: (a) Additional Reporting. A new clause (i) of Section 6 of the Schedule is hereby added as follows, with effect from the Modification Effective Date and until satisfaction of the Financing Condition: "(i) At or prior to noon Pacific time on Monday of each calendar week, Borrower shall provide PFG with a projection of expected cash receipts covering the next thirteen (13) succeeding calendar weeks (inclusive of the calendar week during which delivery of such projection occurs)." (b) Interest Rate. Notwithstanding clause ( c ), following, the interest rate applicable to Obligations during the period from January 1, 2018 to the Modification Effective Date shall be the Default Rate, provided that as long as no Default or Event of Default has occurred and is continuing ( other than the Specified Defaults conditionally waived herein), then the interest rate from and after the Modification Effective Date shall be the usual non-Default rate stated in the Schedule to the Loan Agreement. (c) Section 2 of the Schedule (Interest Rate). Section 2 of the Schedule is amended and restated to read in its entirety as follows: " 2. INTEREST (Section 1.2): The Loan shall bear interest at a per annum rate equal to 11.5%, fixed." 4. CONTINUING VALIDITY. Borrower understands and agrees that in executing and delivering this Modification, PFG is relying upon Borrower's representations, warranties and agreements as set forth in this Modification and the Loan Documents. Except as expressly modified pursuant to this Modification, the terms of the Loan Documents remain unchanged and in full force and effect. PFG's execution and delivery of this Modification in no way shall obligate PFG to give any future consents or waivers or make any future modifications to the Loan Documents as modified hereby. Nothing in this Modification shall constitute a satisfaction of the Obligations or a waiver of any Default or Event of Default under the Loan Documents, except as set forth in Section 5. It is the intention of PFG and Borrower to retain as liable parties all makers, endorsers and guarantors, if any, the Loan Documents. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Modification. The terms of this paragraph apply not only to this Modification, but also to all subsequent loan modifications. 5. ACKNOWLEDGMENT OF SPECIFIED DEFAULTS; CONDITIONAL WAIVER. Borrower acknowledges that it is currently in default under the Loan Agreement due to the Specified Defaults. If no Default or Event of Default has occurred and is continuing under the Loan Agreement, other than the Specified Defaults, and Borrower timely satisfies the conditions set forth in Section 7 hereof, then PFG shall be deemed to have forever waived the Specified Defaults. Borrower hereby acknowledges and agrees that except as specifically provided this Modification, nothing in this Section 5 or elsewhere in this Modification shall be deemed or otherwise construed as a waiver by PFG of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law, or otherwise. The conditional waiver of the Specified Defaults set forth in this Modification shall be limited precisely as written and , except as expressly provided in this Modification, shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which PFG may now have or may have in the future under or in connection with the Loan Agreement, the other Loan Documents or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or ( c) to limit or impair PFG's right to demand strict performance of all terms and covenants as of any date, subject to this Modification. The Loan Agreement, as amended, shall continue in full force and effect. This Modification shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confinned and shall remain in full force and effect, subject to any update of the Representations delivered under Section 7(e). 6. BORROWERS' REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to PFG that: (a) immediately upon giving effect to this Modification: (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof ( except to the extent qualified in the updated Representations delivered to PFG on or before the Modification Effective Date), and (ii) no Event of Default has occurred and is continuing, other than the Specified Defaults; (b) Borrower has the corporate power and authority to execute and deliver this Modification, to amend the PFG Warrants and to perform its obligations under the Loan Documents and PFG Warrants, as modified by this Modification; ( c) the Constitutional Documents of Borrower delivered to PFG remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; (d) this Modification has been duly authorized, executed and delivered by Borrower and (i) constitutes the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights; (ii) does not conflict with any law or regulation or judgment or the Constitutional Documents of Borrower, or any agreement or document to which Borrower is a party or which is binding upon it or any of its assets; and (iii) does not require any authorization, approval, consent (including stockholder or member consent) of any Person, or any license or registration in any jurisdiction, for its lawful authorization, execution, performance, validity or enforceability, except to the extent such authorization, approval, consent (including stockholder or member consent) of any Person, license or registration is secured on or prior to the Modification Effective Date and provided to PFG; (e) as of the date hereof, with Knowledge that PFG is relying on Borrower's representations and warranties herein (including the Representations) as a basis for entering into this Modification at Borrower's request, Borrower has no defenses against its obligation to repay the Obligations and it has no claims of any kind against PFG. Borrower acknowledges that PFG has acted in good faith and has conducted its relationship with Borrower in a commercially reasonable manner, including in connection with this Modification and in connection with the Loan Documents; (f) with respect to any Loan Documents binding upon a Person not party to this Modification, each such Person has been apprised of this Modification, has consented to Borrower's execution and delivery of this Modification and, to the extent not executed concurrently with this Modification ( or as a condition subsequent hereto), has agreed if so requested by PFG to promptly execute and deliver to PFG a reaffirmation of its obligations under any Loan Documents to which it is a party or is bound; (g) the IPSA, the Collateral Agreements and Notices and their respective Schedules, taken as a whole, contain an accurate, complete and current listing of all Collateral that consists of Intellectual Property or Borrower has included revised and updated Intellectual Property schedules as part of an update to the Representations required in Section 7(e) of this Modification); (h) Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations dated as of the Modification Effective Date; and (i) Except as expressly stated in this Modification, neither PFG nor any agent, employee or representative of PFG has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Modification, (ii) Borrower has made such investigation of the facts pertaining to this Modification and all of the matters appertaining thereto, as it deems necessary, and (iii) the terms of this Modification are contractual and not a mere recital. Borrower understands and acknowledges that PFG is entering into this Modification in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate. 7. CONDITIONS. The effectiveness of this Modification is conditioned upon satisfaction of each of the following, with the consequence of a failure to meet the following conditions as set forth in the proviso at the end of this Section 7: (a) Execution and Delivery. Borrower shall have duly executed and delivered to PFG a counterpart of this Modification;

(b) Constitutional and Authority Documents. Within 7 calendar days of the Modification Effective Date, PFG shall have received copies, certified by a duly authorized officer of Borrower to be true and complete as of the Modification Effective Date of each of the governing documents of Borrower as in effect on the date hereof, as well as resolutions of Borrower authorizing the execution and delivery of this Modification, the other documents executed in connection herewith (including the Warrant Amendment) and Borrower' s performance of all of the transactions contemplated hereby, and an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized on behalf of Borrower pursuant to the foregoing resolutions to execute and deliver this Modification and the agreements and instruments contemplated hereby; (c) Amendment of PFG Warrants. Borrower shall have executed and delivered to PFG an Omnibus Warrant Amendment amending each of the Warrants issued on the Loan Agreement Effective Date to Partners for Growth IV, L.P., PFG Equity Investors, LLC and SVB Financial Group, in the form set forth in Exhibit A hereto (the "Warrant Amendments"); ( d) Lender Expenses. Borrower shall have paid, within 1 Business Day of receipt of PFG invoice, all unpaid fees and Lender Expenses incurred pursuant to or in connection with this Modification; ( e) Updates to Representations. Within 7 calendar days of the Modification Effective Date, Borrower shall have delivered to PFG a true, correct accurate and complete amendment and resatement of the Representations in the form attached hereto as Exhibit B; (f) Modification Fee. Borrower shall have paid PFG a fee in consideration of this Modification in the amount of $75,000, due and payable promptly upon the earliest to occur of: (i) Borrower closing a financing of debt or equity and/or the sale of the capital stock and/or assets of Borrower's India Subsidiary providing aggregate cash proceeds from such transactions of greater than or equal to $2,500,000, (b) the Maturity Date, and ( c) the occurrence of an Event of Default. (g) Authority Documents. Borrower shall have promptly provided such documentation of the authorization of this Modification and the Omnibus Warrant Amendment as PFG may reasonably require on or after the Modification Effective Date. (h) Within twenty (20) Business Days, Borrower shall have provided PFG with an anlysis of its international Group tax accounting taking into account all relevant elements required to assess risk and potential mitigants of a "deemed dividend" issue under Section 956 of the United States Internal Revenue Code in connection with the joinder of new Group members contemplated in Section 8(b) hereof, including without limitation, limited historical foreign earnings and profits or mitigated for the future, consolidated tax group has operating losses that reduce or eliminate the potential deemed dividend distribution, tax law already requires inclusion of the non-U.S. person's earnings and profits, US tax credits for taxes paid by the non-U.S. person in the foreign jurisdiction offseting US tax liability from a deemed dividend and non-U.S. entity treatment as a partnership for US tax purposes. For the avoidance of doubt, the failure of any of the foregoing conditions shall constitute an immediate Event of Default (i.e., without the application of any otherwise applicable cure periods under the Loan Agreement). 8. POST-MODIFICATION EFFECTIVE DATE CONDITIONS. ( a) On or before June 30, 2018, Borrower shall have (i) consummated an equity or subordinated debt investor financing providing in the aggregate not less than $2,500,000 in net new cash capital proceeds to Borrower (which, for the avoidance of doubt, is exclusive of the proceeds from the recently consummated sale of capital stock or assets of Bioserve Biotechnologies (India) Private Limited (the "India Subsidiary") for which Borrower has already received broceeds, and (ii) provided true and correct copies of the fully-executed agreements and/or instruments executed and delivered in connection with the foregoing transaction(s) (the "Financing Condition"). (b) Within forty-five (45) days following the Modification Effective Date, Borrower shall have caused each of vivoPharm, LLC, RDDT a vivoPharm Company Pty Ltd and vivoPharm Pty Ltd to be joined to the applicable Loan Documents as a co Borrower and/or guarantor, all in such manner as PFG may reasonably require; provided that PFG shall structure its security in respect of such entities consistent in all material respects with the approach taken by the Senior Lender. 9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Documents as modified hereby and all security and other collateral granted to PFG thereunder, and confirms that the Indebtedness secured thereby includes, without limitation, the Obligations. 10. FURTHER ASSURANCES. Borrower agrees to execute such further documents and instruments and to take such further actions as PFG may request in its good faith business judgment to carry out the purposes and intent of this Modification. 11. RELEASE. FOR AND IN CONSIDERATION OF PFG'S AGREEMENTS CONTAINED HEREIN, BORROWER, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, "RELEASORS") HEREBY VO LUNT ARIL Y AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES PFG AND EACH OF ITS RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HECRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR

UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, WHETHER AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING DIRECTLY OR INDIRECTLY FROM ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR THE NEGOTIATION AND EXECUTlON OF THIS MODIFICATION INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST TN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES IN SUBSTANCE: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR." EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected. Accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by PFG with respect to the facts underlying this release or with regard to any of such party's rights or asserted rights. Borrower acknowledges that (i) this release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim in any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release, and (ii) Borrower acknowledges that the release contained herein constitutes a material inducement to PFG to enter into this Modification, and that PFG would not have done so but for PFG's expectation that such release is valid and enforceable in all events. Borrower hereby represents and warrants to and covenants with PFG, and PFG is relying thereon, as follows: (1) except as expressly stated in this Modification, neither PFG nor any agent, employee or representative of PFG has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Modification; (2) Borrower has made such investigation of the facts pertaining to this Modification and all of the matters appertaining thereto, as it deems necessary; (3) the terms of this Modification are contractual and not a mere recital; and (4) this Modification has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Modification is signed freely, and without duress, by Borrower; (5) Borrower is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify PFG, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein. 12. ADVICE OF COUNSEL. PFG and Borrower have prepared this Modification and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by PFG and Borrower and shall not be construed against either PFG or Borrower. 13 . ILLEGALITY OR UNENFORCEABILITY. Any determination that any provision or application of this Modification is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Modification. 14. INTEGRATION; CONSTRUCTION; ETC. This Modification, as well as the Loan Agreement and the other Loan Documents ( each as modified by this Modification) and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Modification; provided, however, that any financing statements or other agreements or instruments filed by PFG with respect to Borrower shall remain in full force and effect. The quotation marks around modified clauses set forth herein and any differing font styles in which such clauses are presented herein are for ease of reading only and shall be ignored for purposes of construing and interpreting this Modification. This Modification is subject to the General Provisions of Section 8 of the Loan Agreement. The Loan Documents are hereby amended wherever necessary to reflect the modifications set forth in this Modification. The Recitals are incorporated herein by reference. 15. GOVERNING LAW; VENUE. THIS MODIFICATION SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and PFG submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California, in connection with any proceeding or dispute arising in connection herewith. [Signature Page Follows]

PFG BORROWER CANCER GENETICS, INC. By: Name: Phil Lawson,;-tt,,UJ.J.Ol4-...c Title: Partners for Growth IV, LLC, its General Partner Name: John A. Roberts Title: Chief Executive Officer GENTRIS, LLC Name: John A. Roberts Title: Chief Executive Officer Waiver and Modification No. 1 to Loan and Security Agreement Signature Page

EXHIBIT A OMNIBUS WARRANT AMENDMENT

EXHIBITB REPRESENTATIONS UPDATE